Investor Presentation June 30, 2025 Iowa City, Iowa Iowa City, Iowa Denver, Colorado Dubuque, Iowa Iowa City, Iowa Minneapolis, Minnesota Denver, Colorado Dubuque, Iowa

2 Forward Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the effects of changes in interest rates, including on our net income and the value of our securities portfolio; (2) fluctuations in the value of our investment securities; (3) effects on the U.S. economy resulting from the implementation of proposed policies and executive orders, including the imposition of tariffs, changes in immigration policy, changes to regulatory or other governmental agencies, DEI and ESG initiative trends, changes in consumer protection policies, changes in foreign policy and tax regulations; (4) volatility of rate-sensitive deposits; (5) asset/liability matching risks and liquidity risks; (6) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds; (7) the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; (8) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures and future monetary policies of the Federal Reserve in response thereto on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (9) the sufficiency of the allowance for credit losses to absorb the amount of expected losses inherent in our existing loan portfolio; (10) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (11) credit risks and risks from concentrations (by type of borrower, collateral, geographic area and by industry) within our loan portfolio; (12) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (13) governmental monetary and fiscal policies; (14) new or revised general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (15) the imposition of domestic or foreign tariffs or other governmental policies impacting the global supply chain and the value of the agricultural or other products of our borrowers; (16) war or terrorist activities, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (17) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, and including changes in interpretation or prioritization of such laws and regulations; (18) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (19) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (20) changes in the business and economic conditions generally and in the financial services industry, and the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in prior bank failures; (21) the occurrence of fraudulent activity, breaches, or failures of our or our third party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; (22) the ability to attract and retain key executives and employees experienced in banking and financial services; (23) our ability to adapt successfully to technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including the development and implementation of tools incorporating artificial intelligence; (24) operational risks, including data processing system failures and fraud; (25) the costs, effects and outcomes of existing or future litigation or other legal proceedings and regulatory actions; (26) the risks of mergers or branch sales (including the sale of our Florida banking operations and the acquisition of Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (27) the economic impacts on the Company and its customers of climate change, natural disasters and exceptional weather occurrences, such as: tornadoes, floods and blizzards; and (28) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, net interest margin, tax equivalent, core net interest margin, adjusted earnings, and adjusted earnings per share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Overview of MidWestOne Diverse & Expanding Markets: Iowa, Minnesota, Wisconsin, and Colorado Banking Offices, Financial & Market Information as of June 30, 2025. Nasdaq: MOFG Headquarters: Iowa City, IA Founded: 1934 Banking Centers: 57 Employees: 761 Dividend Yield: 3.3% $6.2B Total Assets $4.4B Gross Loans $5.4B Total Deposits $3.3B Wealth Management AUA $598MM Market Capitalization Diversified Operating Model Commercial Banking Retail Banking Mortgage Banking Wealth Management

4 Our History and Growth Profile Total Assets ($ Millions) $6,442 $6,521 $6,582 $6,161 2Q22 2Q23 2Q24 2Q25 Loans and Deposits ($ Millions) $3,628 $4,031 $4,305 $4,391 $5,537 $5,445 $5,412 $5,388 Gross Loans Total Deposits 2Q22 2Q23 2Q24 2Q25 Iowa State Bank & Trust Company Founded in 1934. In 2008, MidWestOne Financial Group, Inc. merged with ISB Financial Corp., with common shares listed on NASDAQ under the ticker symbol "MOFG". In 2015, MidWestOne acquired Central Bancshares, Inc., expanding the Company into Minneapolis- St. Paul Metro and Southwest Florida. MidWestOne expanded into Denver, Colorado in 2017 with team lift- out. Acquired ATBancorp in 2019, expanding MidWestOne into Dubuque and Des Moines, IA and Southwest Wisconsin. In June 2022, MidWestOne acquired Iowa First Bancshares Corp. In January 2024, MidWestOne acquired Denver Bankshares, Inc. and in June 2024, MidWestOne divested our Florida banking operations.

5 MOFG's Attractive and Growing Core Markets Rural core deposit franchise that supports growing metropolitan markets 22 Banking Offices $1.7B Deposits $869M Gross Loans $72K Median HHI 9.2% Proj. '25-'30 HHI△ 18 Banking Offices $1.8B Deposits $1.5B Gross Loans $78K Median HHI 9.0% Proj. '22-'30 HHI△ 15 Banking Offices $1.2B Deposits $1.2B Gross Loans $97K Median HHI 8.5% Proj. '25-'30 HHI△ 2 Banking Offices $414M Deposits $744M Gross Loans $107K Median HHI 13.2% Proj. '25-'30 HHI△ Source: S&P Capital IQ Pro. Markets are representative of the following metropolitan areas (combined as applicable): • Iowa Community - IA: Muscatine, Fort Madison, Oskaloosa, Pella, and Burlington; WI: Platteville. • Iowa Metro - Cedar Rapids, Des Moines/West Des Moines, Dubuque, Iowa City and Waterloo/Cedar Falls. • Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI. • Denver - Denver/Aurora/Centennial, Colorado. Note: Banking offices, deposits, and gross loans are as of June 30, 2025. Deposit balance excludes brokered time deposits of $200 million. Iowa Community Iowa Metro Twin Cities Denver

6 OUR VISION To be the preeminent relationship-driven community bank where our expertise and proactive approach generate meaningful impact for our stakeholders

7 Shareholder Value Strategy

8 Executive Management Driving Change Chip Reeves Chief Executive Officer Len Devaisher President and Chief Operating Officer Barry Ray Senior Executive VP and Chief Financial Officer ■ Joined MOFG as CEO in November 2022 ■ President and CEO for Beach Bancorp, Inc. from 2018-2022 ■ President and COO of Cascade Bancorp from 2012-2017 ■ Worked at Fifth Third Bank for 22 years, serving as Executive Vice President, Commercial Banking in Chicago and Chicago Market President ■ Joined MOFG as President and COO in July of 2020 ■ Served as the Wisconsin Region CEO of Old National Bank from 2016-2019 ■ Worked at Old National Bank beginning in 2000 in Commercial Banking and then in various line of business leadership roles from 2013-2016 ■ Joined MOFG as CFO in June of 2018 ■ Served in various roles at Columbia State Bank from 2006-2018, most recently as Chief Accounting Officer and Controller ■ Served as a Business Analyst with Russell Investment Group from 2005-2006 and a Consulting Services Manager with RSM US LLP from 2000-2005

9 Company Focus MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving Operational Effectiveness and Efficiency • Top WorkplaceTM award-winning culture since 2013(1) • Sharpened results focus with voice of customer and financial metrics driving employee reward and recognition • Larger bank offerings delivered via local bank personalization • Established distribution network generates reach and stability with strong retention ◦ 81%(2) loan-to-deposit ratio and $29K(2) average deposit account size ◦ QTD cost of total deposits of 1.91%(2) • Focused on recruiting exceptional talent, including team lift outs • Segmentation model targeting high-single-digit loan growth and double-digit wealth fee income growth • Talent and technology expansion of Treasury Management platform to bolster noninterest bearing deposits and fee income • Expertise powered vehicles: C&I, CRE, Public Finance, Sponsor Finance, SBA and Agri-Business • Targeted recruitment for vertical expansion including deposit and capital finance • Benchmark-driven expense discipline • Technology roadmap including expanded digital capabilities, operational efficiency through automation and sophisticated data use cases (1) Source: https://topworkplaces.com. (2) Financial data is updated through June 30, 2025.

10 2025 Strategic Plan Updates Strong Core Local Banking Model Opened our Jordan Creek branch in West Des Moines, IA, expanding our presence in our targeted Iowa Metro region during the second quarter of 2025 Talent Transformation Hired senior CRE Bankers in the Twin Cities and Denver Hired a new Market President in Denver Added a private wealth team in the Twin Cities ☑ Operational Efficiency Recent investments include: 1. Upgraded teller system with streamlined navigation and advanced integration 2. Enterprise-wide workflow and automation platform 3. Commercial digital banking platform ☑ Commercial Banking & Wealth Annualized commercial loan growth of 9% for the second quarter of 2025 Continued momentum in Wealth Management, with revenue up 6% (2Q25 compared to 2Q24) ☑ Specialty Business Lines Lift-out of an established sponsor finance team in the Twin Cities during the second quarter of 2025 SBA gain on sale revenue up 149% (2Q25 compared to 2Q24) ☑☑

11 Premium Deposit Franchise Noninterest Bearing, 17% Interest Checking, 22% Money Market, 18% Savings, 16% Time <$250K, 15% Brokered Time, 4% Time >$250K, 8% $5.4B Total Deposits Q2 Cost of Total Deposits MOFG 1.91% Average Account Size: $29K 88.7% Core Deposits(1) Average Services Used: 3.5 Average Branch Deposit Size: $90MM Customers Who Consider MWO Primary Financial Institution: 75% (1) Defined as total deposits excluding brokered deposits and time deposits over $250K.

12 Diversified and Granular Loan Portfolio Loans Held for Investment Agricultural, 3% C&I, 28% Construction & Development, 7% Farmland, 4% Multifamily, 10% CRE-Other, 32% Residential Real Estate, 15% Consumer, 1% $4.38 billion 5.81% Yield(1) $821K Avg. Commercial Loan Size(2) Financial Information as of June 30, 2025. (1) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section. (2)Average net nonaccrual active principal balance of the commercial loan portfolio.

13 Focusing on Growth in Wealth Management Wealth Management Revenue ($MM) $11.7 $11.2 $12.2 $14.2 $7.0 $7.2 $4.2 $3.9 $3.8 $4.7 $2.3 $2.3 $7.5 $7.3 $8.4 $9.5 $4.7 $4.9 Investment Services Private Wealth 2021 2022 2023 2024 YTD Q2.24 YTD Q2.25 $5.0 $10.0 $15.0 Wealth Management Assets Under Administration ($B) $2.74 $2.73 $3.01 $3.15 $3.28 2021 2022 2023 2024 2025 $— $2.00 $4.00 Private Banking • Designed wealth management lending products to attract high net- worth business owners • Leveraging Private Bankers in key prospecting roles to improve pipeline Private Wealth • Signed contract with a third-party to gain access to top tier investment managers and enhanced reporting • Improved client service efficiency through a small account initiative • Launched fee initiatives to improve revenue • Implemented accountable pipeline process to drive up-tier client acquisition • Added a private wealth team to the east side of the Twin Cities; we now offer a full complement of all wealth disciplines in this growth market Investment Services • Net new asset growth YTD 2Q25 of $13 million • Improving internal referral education and payouts to drive cross-team collaboration • Re-negotiated key vendor contract to optimize revenue share

14 Strategic Enabler: Enhancing our Digital Capabilities Ever-changing customer expectations and technology advancements require continuous investment in digital experiences, technology, and automation. We intend to meet these demands through continued investment in new technology platforms, architecture improvements, and talent acquisition to improve the customer experience and streamline internal processes. 2023 2024 2025 2026 • New Digital Retail Deposit Account Opening Platform • Digital Banking Experience and Performance Enhancements • New Fraud Detection / Anti-Money Laundering System • Instant Payments Receive • Implemented Robotic Process Automation (RPA) • New Commercial Loan Origination Platform • Expanded Digital Account Opening Experience Capabilities • Implemented MFA to Enhance Digital Banking Security • Enhanced Fraud Detection / Anti- Money Laundering System Capabilities • Increased Automation and Development Team Resources • Established DevOps Framework • New Commercial Digital Banking Platform with Enhanced Treasury Management Capabilities • Implement Middleware Solution • Deployed new, integrated construction monitoring solution, new teller platform, and new fraud protection system • Implement Business Process and IT Operations Automation Platform • New Retail Digital Banking Platform Implementation • New In-Branch Account Opening Platform • Instant Payments Send • Increase Robotic Process Automations (RPA's) • Expand Business Process and IT Operations Automation Capabilities 2026 and Beyond202

15 Digital Banking Trends Digital Money Movement (%) Q2.24 Q3.24 Q4.24 Q1.25 Q2.25 23% 24% 25% 26% 27% M ill io ns Digital Money Movement ($) Q2.24 Q3.24 Q4.24 Q1.25 Q2.25 $80.0 $82.5 $85.0 $87.5 Retail Digital Money Movement Transactions 36% 39% 17% 8% Highly Regularly Monthly Not Engaged (no logins) Highly = daily or more Regularly = weekly or more MidWestOne 7.80% MWOB % Digital 07/01/24 to 06/30/25 Peer Median(1) 5.76% Peer Median % Digital (1)Includes banks surveyed by a third-party strategic consulting firm with an asset size of $5-$10 billion. (2)Includes mobile deposits, Zelle, and Bill Pay. Retail Deposit Account Opening92% Digital Engagement (2) (2)

16 What does this mean for our Stakeholders? Small Enough to Care, Big Enough to Deliver • Vast array of Advanced Products and Technology • Proactive Service • Industry Expertise Enabling more people to flourish • Strong Businesses Make Strong Communities • Philanthropic Giving, Economic Development, and Job Creation Clarity, Rewards, and Pride of Achievement • Clearly Defined Strategies, Goals, and Recognition • Expanded Career Opportunities, Development and Advancement • Esprit de Corps of Balanced Success Return with a Strong Corporate Citizen • Increased, and Appropriate, Return for Investment • Improved Efficiency, with an Ability to Scale Operations to Reduce Costs • Improved Performance Metrics to "Median" Compared to Peers Exiting 2025 Customers Employees ShareholdersCommunities

17 Financial Performance

18 Financial Highlights Total assets $ 6,160.8 (1.5) % (6.4) % Total loans held for investment, net 4,381.2 1.8 2.2 Total deposits 5,388.1 (1.8) (0.4) Balance Sheet Equity to assets ratio 9.56% 29 bps 131 bps Tangible common equity ratio(2) 8.19 30 131 CET1 risk-based capital ratio 11.02 5 146 Total risk-based capital ratio 14.44 10 182 Loans to deposits ratio 81.31 290 210 Capital and Liquidity Net interest margin, tax equivalent(2) 3.57% 13 bps 116 bps Cost of total deposits 1.91 0 (20) Return on average assets 0.65 (35) (30) Efficiency ratio(2) 56.20 (318) (9) Diluted EPS $ 0.48 (34) % (52) % Adjusted EPS(2) 0.49 (33) (6) Profitability Nonperforming loans ratio 0.85% 44 bps 26 bps Nonperforming assets ratio 0.66 33 19 Net charge-off ratio 0.02 (27) (3) Allowance for credit losses ratio 1.50 25 24 Credit Risk Profile 2Q25 Financial Highlights3 (1) Second Quarter 2025 compares to the first quarter of 2025 unless noted. (2) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section. (3) Financial metrics as of or for the quarter ended June 30, 2025. Change vs. Dollars in millions, except per share amounts 2Q25 1Q25 2Q24 Second Quarter 2025 Summary1 • Pre-tax, pre-provision net revenue increased 15% to $24.5 million2. ◦ Net interest margin (tax equivalent) was 3.57%2; core net interest margin expanded 13 basis points ("bps") to 3.49%.2 ◦ Noninterest income was $10.2 million. ◦ Noninterest expense was $35.8 million. ◦ Efficiency ratio improved to 56.20%2 from 59.38%2. • Net income of $10.0 million, or $0.48 per diluted common share, reflected credit loss expense of $11.9 million stemming primarily from a single commercial real estate office credit. • Criticized loans ratio improved 32 bps to 5.15%. • Allowance for credit losses ratio increased to 1.50%, due primarily to the single CRE office credit. • Annualized loan growth of 7.4%. • Tangible book value per share of $23.92,2 an increase of 2.4%. • Common equity tier 1 ("CET1") capital ratio improved 5 bps to 11.02%. • Provided notice of redemption for all $65.0 million aggregate principal of the Company's 5.75% fixed-to- floating rate subordinated notes due 2030 set to reprice on July 30th.

19 Balance Sheet 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Period end balances, $ in millions 2Q25 $ Change % Change $ Change % Change Loans $4,381.2 $77.0 2% $94.0 2 % Investment securities $1,235.0 $(70.5) (5) % $(589.1) (32) % Interest earning deposits in banks $90.7 $(91.7) (50) % $55.4 157 % Deposits $5,388.1 $(101.0) (2) % $(24.3) — % Borrowed funds $112.3 $(0.6) (1) % $(417.2) (79) % Shareholders' equity $589.0 $9.4 2% $45.7 8% 2Q25 2Q25 Period end, $ in millions (except per share amounts) 2Q25 1Q25 vs. 1Q25 2Q24 vs. 2Q24 Tangible book value per share(1) $23.92 $23.36 2% $28.27 (15) % Common equity Tier 1 capital ratio 11.02% 10.97% 5 bps 9.56% 146 bps AOCI $(57.6) $(63.1) 9% $(58.1) 1 % Return on average tangible equity(1) 8.84% 13.75% (491) bps 15.74% (690) bps (1) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section.

20 Balance Sheet - Debt Securities Portfolio Portfolio Mix 3.7 Year Duration 4.35% Yield (2Q25) U.S. Treasury, 3% U.S. Agency, 1% Municipals, 10% MBS, 25% CLO, 3% CMO, 49% Corporate, 9% $1.24 billion Total Securities Yield 2.46% 2.37% 4.08% 4.38% 4.35% 2Q24 3Q24 4Q24 1Q25 2Q25

21 Credit Risk Profile $ m ill io ns Nonperforming Assets $31.2 $25.5 $25.2 $20.9 $40.6 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 $ m ill io ns Net Charge-Offs $0.5 $1.7 $0.7 $3.1 $0.2 2Q24 3Q24 4Q24 1Q25 2Q25 Credit Quality Metrics $ in millions 2Q24 3Q24 4Q24 1Q25 2Q25 Nonperforming assets ratio 0.47% 0.39% 0.40% 0.33% 0.66 % Classified loans ratio 3.48% 3.11% 2.57% 2.65% 2.89 % Criticized loans ratio 6.89% 7.21% 6.01% 5.47% 5.15 % Net charge-off ratio 0.05% 0.16% 0.06% 0.29% 0.02 % Loans greater than 30 days past due and accruing $ 9.4 $ 11.9 $ 9.4 $ 6.1 $ 12.2 Allowance for credit losses ratio 1.26% 1.25% 1.28% 1.25% 1.50%

22 Commercial Real Estate Non-Owner Occupied (NOO) CRE Office June 30, 2025 $ in millions 2Q25 1Q25 2Q24 Construction & Development $ 280.9 $ 293.3 $ 351.6 Farmland 186.5 180.6 183.6 Multifamily 438.2 421.2 430.1 CRE Other: NOO CRE Office 126.9 131.4 157.1 OO CRE Office 72.3 70.8 84.6 Industrial and Warehouse 421.0 426.6 407.3 Retail 299.4 294.1 262.0 Hotel 121.4 128.2 112.8 Other 366.4 373.8 324.7 Total Commercial Real Estate $ 2,313.0 $ 2,320.0 $ 2,313.8 Commercial Real Estate Portfolio June 30, 2025 Portfolio Highlights June 30, 2025 CRE Concentration (% of Bank Total Capital): 2Q25 1Q25 2Q24 Regulatory Threshold Construction, land development and other land (CLD) loans 39% 41% 52% 100 % CLD, Multifamily, and NOO CRE loans 209% 216% 237% 300 % Pass, 71% Special Mention, 1% Classified (nonaccrual), 19% Classified (accrual), 9% Loan count: 2 Loan total: $24.1 million Loan count: 98 Loan total: $90.1 million Loan count: 1 Loan total: $1.1 million Avg Loan Size $1.2 million Portfolio count: 103 Portfolio total: $126.9 million (2.9% of total loans) Loan count: 2 Loan total: $11.6 million

23 Income Statement % Change 2Q25 vs. $ in millions 2Q25 1Q25 2Q24 1Q25 2Q24 Net interest income $50.0 $47.4 $36.3 5% 38 % Noninterest income 10.2 10.1 21.6 1% (53) % Total revenue 60.2 57.5 57.9 5% 4 % Noninterest expense 35.8 36.3 35.8 (1) % — % Pre-tax pre-provision net revenue(1) $24.4 $21.2 $22.1 15% 10 % Credit loss expense $11.9 $1.7 $1.3 600% 815 % Income tax expense $2.6 $4.5 $5.1 (42) % (49) % Net income $10.0 $15.1 $15.8 (34) % (37) % Adjusted earnings(1) $10.2 $15.3 $8.1 (33) % 26% 2Q25 1Q25 2Q24 vs. 1Q25 vs. 2Q24 Net interest margin(1) 3.57% 3.44% 2.41% 13 bps 116 bps Efficiency ratio(1) 56.20% 59.38% 56.29% (318) bps (9) bps Diluted EPS $0.48 $0.73 $1.00 (34) % (52) % Adjusted EPS(1) $0.49 $0.73 $0.52 (33) % (6) % (1) Non-GAAP Measure. See the "Non-GAAP Financial Measures" section.

24 Appendix

25 Our Mission and Our Operating Principles Take care of our customers … and those who should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are the purpose behind our existence. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Expertise: Learn constantly so we can continually improve ◦ Integrity: Always conduct yourself with the utmost integrity ◦ Teamwork: Work as one team ◦ Talent: Hire and retain excellent employees ◦ Results: Generate impact for our stakeholders

26 Leadership within the Community $101 $1,201 Employee Company Company and Employee Giving $ thousands Note: Volunteer Hours and Company and Employee Giving are for the LTM Q2.25. Volunteer Hours 8,318 Hours $1,302 Members of the Lancaster, WI branch volunteered at the Grant County Dairy Breakfast. Members of the Stillwater, MN branch volunteered at a meal packing event at Meals from the Heart

27 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 286.0 240.8 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks - Midwest Region Index 04/01/08 06/30/09 06/30/10 06/30/11 06/30/12 06/30/13 06/30/14 06/30/15 06/30/16 06/30/17 06/30/18 06/30/19 06/30/20 06/30/21 06/30/22 06/30/23 06/30/24 06/30/25 0.0 50.0 100.0 150.0 200.0 250.0 300.0

28 Non-GAAP Financial Measures

29 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Total shareholders' equity $ 543,286 $ 579,625 $ 589,040 Intangible assets, net (97,327) (93,399) (92,147) Tangible common equity $ 445,959 $ 486,226 $ 496,893 Total assets $ 6,581,658 $ 6,254,394 $ 6,160,773 Intangible assets, net (97,327) (93,399) (92,147) Tangible assets $ 6,484,331 $ 6,160,995 $ 6,068,626 Book value per share $ 34.44 $ 27.85 $ 28.36 Tangible book value per share (1) $ 28.27 $ 23.36 $ 23.92 Shares outstanding 15,773,468 20,815,715 20,769,577 Tangible common equity ratio (2) 6.88% 7.89% 8.19% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Loan interest income, including fees $ 61,643 $ 59,462 $ 62,276 Tax equivalent adjustment (1) 938 981 1,022 Tax equivalent loan interest income $ 62,581 $ 60,443 $ 63,298 Yield on loans, tax equivalent (2) 5.69% 5.71% 5.81 % Average Loans $ 4,419,697 $ 4,290,710 $ 4,370,196 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

30 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Total noninterest expense $ 35,761 $ 36,293 $ 35,767 Amortization of intangibles (1,593) (1,408) (1,252) Merger-related expenses (854) (40) — Noninterest expense used for efficiency ratio $ 33,314 $ 34,845 $ 34,515 Net interest income, tax equivalent (1) $ 37,662 $ 48,582 $ 51,164 Noninterest income 21,554 10,136 10,249 Investment securities gains, net 33 33 — Net revenues used for efficiency ratio $ 59,183 $ 58,685 $ 61,413 Efficiency ratio (2) 56.29% 59.38% 56.20% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities gains. Pre-tax Pre-provision Net Revenue For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Net interest income $ 36,347 $ 47,439 $ 49,982 Noninterest income 21,554 10,136 10,249 Noninterest expense (35,761) (36,293) (35,767) Pre-tax Pre-provision Net Revenue $ 22,140 $ 21,282 $ 24,464

31 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Net income $ 15,819 $ 15,138 $ 9,980 Intangible amortization, net of tax (1) 1,195 1,047 931 Tangible net income $ 17,014 $ 16,185 $ 10,911 Average shareholders' equity $ 533,994 $ 571,378 $ 587,708 Average intangible assets, net (99,309) (94,169) (92,733) Average tangible equity $ 434,685 $ 477,209 $ 494,975 Return on average equity 11.91% 10.74% 6.81 % Return on average tangible equity (2) 15.74% 13.75% 8.84% (1) The income tax rate utilized was the blended marginal tax rate. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent/Core Net Interest Margin For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Net interest Income $ 36,347 $ 47,439 $ 49,982 Tax equivalent adjustments: Loans (1) 938 981 1,022 Securities (1) 377 162 160 Net Interest Income, tax equivalent $ 37,662 $ 48,582 $ 51,164 Loan purchase discount accretion (1,261) (1,166) (1,142) Core net interest income $ 36,401 $ 47,416 $ 50,022 Average interest earning assets $ 6,282,494 $ 5,728,250 $ 5,745,664 Net interest margin, tax equivalent (2) 2.41% 3.44% 3.57 % Core net interest margin 2.33% 3.36% 3.49% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

32 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Earnings Per Share For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Net income $ 15,819 $ 15,138 $ 9,980 Less: Investment securities gains, net of tax(1) 24 25 — Less: Mortgage servicing rights (loss) gain, net of tax(1) 96 (158) (196) Plus: Merger-related expenses, net of tax(1) 634 30 — Less: Gain on branch sale, net of tax(1) 8,201 — — Adjusted earnings $ 8,132 $ 15,301 $ 10,176 Weighted average diluted common shares outstanding 15,780,935 20,849,255 20,843,471 Earnings per common share Earnings per common share - diluted $1.00 $0.73 $0.48 Adjusted earnings per common share(2) $0.52 $0.73 $0.49 (1) The income tax rate utilized was the blended marginal tax rate. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.